UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 23, 2018

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.

On May 23, 2018, Registrant issued a news release announcing its unaudited earnings and results of operations for the first quarter ended April 30, 2018. A copy of the May 23, 2018 news release is attached hereto as Exhibit 99.1 to this Form 8-K.

The above information in this Current Report on Form 8-K is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition. In accordance with General Instruction B.2 of Form 8-K, the above information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 8.01	Other Items.

On May 23, 2018, Registrant announced that its Board of Directors approved a new share repurchase program. This new program, which is effective June 1, 2018 and expires on January 31, 2022, authorizes Registrant to repurchase up to $1.0 billion of its Common Stock through open market transactions, including through Rule 10b5-1 plans and one or more accelerated share repurchase or other structured repurchase transactions, and/or privately negotiated transactions. Purchases under this new program are discretionary and will be made from time to time based on market conditions and Registrant’s liquidity needs. Registrant may fund repurchases under this new program from existing cash at such time or from proceeds of its existing borrowing facilities at such time and/or the issuance of new debt.

The new repurchase program will replace Registrant’s existing share repurchase program announced in January 2016, under which the Company is authorized to repurchase up to $500 million of Common Stock. As of May 22, 2018, approximately $160 million remained available for share repurchases under this prior authorization.

Under the new program, Registrant’s Board of Directors also approved the repurchase of $250 million of Common Stock through an accelerated share repurchase transaction, which Registrant expects to enter into during Registrant’s fiscal quarter ending July 31, 2018, subject to market conditions. The repurchases under this accelerated share repurchase transaction will be funded from available cash on hand.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

99.1	News Release dated May 23, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: May 23, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated May 23, 2018.